UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): March 21, 2018

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01    Other Events

On March 21, 2018, Boston Scientific Corporation (the "Company") announced the signing of a definitive agreement to acquire NxThera, Inc., a privately-held company based in Maple Grove, Minnesota. The transaction consists of an upfront cash payment of $306 million, and up to an additional $100 million in potential commercial milestone payments over the next four years. Boston Scientific has an existing minority investment in NxThera, which is expected to result in a net upfront payment of approximately $240 million upon closing and milestone payments of up to $85 million.

The acquisition of NxThera is expected to be immaterial to Boston Scientific adjusted earnings per share (EPS) through 2020 and accretive thereafter. The transaction is expected to be more dilutive (or less accretive, as the case may be) on a GAAP basis, due to amortization expense and transaction and integration costs. The company expects to complete the transaction in the second quarter of 2018, subject to customary closing conditions.

A copy of the Company's press release announcing the signing of a definitive agreement to acquire NxThera, Inc. is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference; provided, however, that information on or connected to our website or the website of any third-party hyperlinked from or referenced in the Company's press release included as Exhibit 99.1 to this Current Report on Form 8-K is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding our business plans, regulatory approvals, the closing of the acquisition, product development and product performance and impact. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and future business decisions made by us and our competitors. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements presented on a GAAP basis, we disclose certain non-GAAP financial measures including adjusted earnings per share. Adjusted earnings per share excludes goodwill and intangible asset impairment charges; acquisition-, divestiture-, litigation- and restructuring-related charges and credits; certain discrete tax items and amortization expense. Non-GAAP measures such as adjusted earnings per share are not in accordance with generally accepted accounting principles in the United States. The GAAP financial measure most directly comparable to adjusted earnings per share is GAAP earnings per share. The difference between our estimated impact of the acquisition on our GAAP and adjusted earnings per share relates to amortization expense on acquired intangible assets and acquisition-related net charges, which primarily include contingent consideration fair value adjustments, exit costs and other fees. These amounts are excluded by the Company for purposes of measuring adjusted earnings per share.

Management uses adjusted earnings per share along with other supplemental non-GAAP measures to evaluate performance period over period, to analyze the underlying trends in our business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. Non-GAAP financial measures, including adjusted earnings per share, should not be considered in isolation from or as a replacement for GAAP financial measures. We believe that presenting non-GAAP financial measures in addition to GAAP financial measures provides investors greater transparency to the information used by our management for its financial and operational decision-making and allows investors to see our results "through the eyes" of management. We further believe that providing this information better enables our investors to understand our operating performance and to evaluate the methodology used by management to evaluate and measure such performance.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.        Description

99.1        Press Release issued by Boston Scientific Corporation dated March 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 22, 2018	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Boston Scientific Corporation dated	March 21, 2018